                                                                    Exhibit 10.2

                                LICENSE AGREEMENT

THIS LICENSE AGREEMENT, effective on the date of last signature below is between THE UNIVERSITY OF NORTH CAROLINA AT CHAPEL HILL having an address at CB #4105, 308 Bynum Hall, Chapel Hill, NC (hereinafter referred to as "University") and Boston Biomedica, Inc., a corporation organized and existing under the laws of Massachusetts and having an address at 375 West Street, West Bridgewater, MA 02379, (hereinafter referred to as "Licensee").

                                   WITNESSETH

         WHEREAS, University owns and controls its share of the ownership interest in the inventions listed in Appendix A (hereinafter "Inventions", developed by the persons also listed in Appendix A [hereinafter "Inventors"] of the University; and

         WHEREAS, Licensee is desirous of producing, using and selling products which include the use of Inventions and is willing to expend its best efforts and resources to do so if it can obtain a license to use the Invention under the terms and conditions set forth herein; and

         WHEREAS, University and Licensee have already entered into a previous license agreement, effective 14 December 1994, and wish for the present Agreement to supersede the prior agreement in its entirety; and

         WHEREAS, University desires to facilitate a timely transfer of its information and technology concerning the Invention for the ultimate benefit of the public and this transfer is best accomplished by the grant of this license; and

         WHEREAS, in the opinion of the University, this transfer can best be accomplished consistent with its mission by affiliation with Licensee;

         NOW, THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and between the parties as follows:

I.            DEFINITIONS

a. "University Technology" means any unpublished research and development information, unpatented inventions, and technical data in the possession of the University prior to the effective date of the attached Sponsored Research Agreement or which comes into the possession of University during the term of this Agreement, is not covered under the Sponsored Research Agreement, and which relates to and is necessary for the practice of the Invention and which University has the right to provide to Licensee.

b. "Inventions" mean any process, machine, manufacture, composition of matter or improvement thereof, which comes within the scope of any unexpired claim of any of the Patents.

c. "Licensed Products" means any method, procedure, or component part thereof whose manufacture, use, or sale includes any University Technology, Patents, or Licensed Compounds in an individual Licensed Field.

d. "Licensed Compounds" means any individual compounds included in Inventions, University Technology, or Patents, or whose method, procedure, or uses included in Licensed Products.

e. "Patents" means any US patents and/or patent applications covering Inventions owned or controlled in whole or in part by University prior to or during the term of this Agreement and which University has the right to provide its share to Licensee, as well as ay continuations, continuations in part, divisionals, provisionals, continued prosecution applications, extensions, or reissues thereof, and any foreign counterpart of any of the foregoing. A summary of current Patents is included as Appendix A herein.

f. "New Sales Price" means the invoiced sales price, less any charges for (a) sales taxes or other taxes separately stated on the invoice and (b) shipping and insurance charges.

g. "Net Sales" means the total New Sales Price of Licensed Products, after deduction actual allowances for returned or defective goods, less trade discounts, but before cash discounts. Licensed Products will be considered sold when billed out, or when delivered or paid for before delivery, whichever first occurs.

h. "Licensed Territory" means any countries which Licensee, Affiliate, or Sublicensee practice or otherwise utilize the Invention(s), University Technology, Licensed Products, or Patents in a Licensed Field.

i. "Licensed Field" means, and is limited to, the practice of the Inventions, University Technology, and Patents for the inhibition of Human Immunodeficiency Virus (HIV) or other human exogenous retroviruses, and one (1) additional virus or disease to be selected by Licensee within two years after the effective date of the Agreement. Additional Licensed Fields may be acquired by Licensee pursuant to Article 3.3.

j. "Sublicensee" means an organization, which is not an Affiliate of Licensee, to which Licensee has granted a sublicense to the Inventions(s), University Technology, Licensed Products, or Patents for the purpose of commercialization in an individual Licensed Field.

k. "Affiliate" means any corporation or other business entity which directly or indirectly controls, or is under common control of Licensee. Control shall mean ownership or other beneficial interest in 40% or more of the voting stock or other voting interest of a corporation or other business entity.

l. "Patent Counsel" shall mean the patent law firm of Sterne, Kessler, Goldstein, and Fox, LLC.

m. "Confidential Information" shall mean information considered proprietary to the Party disclosing the information, and may include information relating to: research, development, patent prosecution and maintenance, manufacturing, purchasing, accounting, engineering, marketing, merchandising or selling.

n. "Sublicense Income" shall mean all royalties, other payments, and equity Licensee receives from Sublicensees, of which University is owed a percentage. Sublicense Income shall specifically exclude research funding.

o. "IND" shall mean in Investigational New Drug Application when in the United States, or any foreign equivalent document that allows the initiation of human clinical trials.

II.           GRANT OF LICENSE AND TERM

a. University grants to Licensee, to the extent of the Licensed Territory, a non-exclusive right and license to use University Technology in each individual Licensed Field, subject to all the terms and conditions of this Agreement.

b. University grants to Licensee, to the extent of the Licensed Territory, an exclusive license under the Patents to make, have made, use and sell Licensed Products and Licensed Compounds embodying the Inventions thereof in the Licensed Field, upon the terms and conditions set forth herein.

c. University grants to Licensee, to the extent of the Licensed Territory, the right to sublicense. Sublicensees shall be subject to all the terms and conditions of this Agreement.

d. Any license granted herein excluding the grant in Article 2/1 above, is exclusive for a term beginning on the date of execution of this Agreement and, unless terminated sooner as herein provided, for the lives of such Patents.

e. Licensee shall not disclose any unpublished University Technology furnished by University pursuant to Article 2.1 above to third parties during the term of this agreement or any time thereafter; provided, however, that disclosure may be made of any such University Technology at any time; (1) with the prior written consent of University, or (2) pursuant to Article 6.3 herein.

f. Licensee is further granted the right to disclose and use any information pertaining to Inventions, University Technology, Patents, Licensed Products, or Licensed Compounds in any submission to local, state, federal or foreign governmental agency, including, but not limited to, the US Food and Drug Administration and the US Patent and Trademark Office.

g. Affiliate(s) shall, for the purposes of this Agreement, have the same rights and responsibility to University Technology, Patents, Licensed Compounds and Licensed Products as the Licensee. Use of Licensed Products or sales of Licensed Compounds by Affiliates and subsequent payments due University pursuant to Article III herein shall be treated as if they were made by Licensee.

h. Notwithstanding the foregoing, any and all licenses granted hereunder are subject to the rights of the United States Government which arise out of its sponsorship of the research which led to the Invention.

III.          LICENSE FEE AND ROYALTIES

a. Licensee will pay a license fee in the form of payment of the costs (including attorney's fees) arising out of the patenting of the Inventions pursuant to Article XI of this Agreement. Payment of Patenting costs shall be non-refundable and shall not be a credit against any other amounts due hereunder.

b. Beginning on the effective date of this Agreement and continuing for the life of this Agreement, Licensee will pay University a running royalty on all of Licensee's Net Sales of the Licensed Compound(s) or use of Licensed Products in each Licensed Field in accordance with the chart below:

               --------------------------------------------------------------
                       NET SALES OF LICENSED                   ROYALTY RATE
                            COMPOUND(S)
               --------------------------------------------------------------
                 Less Than $50 million                   4.0%
               --------------------------------------------------------------
                 $50 million - $100 million              4.5%
               --------------------------------------------------------------
                 Greater Than $100 million               5.0%
               --------------------------------------------------------------

a. Licensee may also select additional Licensed Fields in which to practice University Technology, Licensed Products, Licensed Compounds, or Patents. Selection of such Licensed Field must be requested in writing and agreed upon by University. Licensee will pay University a one-time fee of $20,000 for each additional Licensed Field. For each new Licensed Field that Licensee funds under Article 4.1 of the Sponsored Research Agreement, Licensee shall instead pay University a one-time fee of $3,000. Such payments shall be non-refundable and shall not be a credit against any other amounts due hereunder.

b. (i) In the event any Licensed Compound in an individual Licensed Field is sold as a component of a combination of two or more active ingredients, where a license hereunder was not required for all said active ingredients, Net Sales Price for purposes of determining royalty payments on such combination shall be calculated by multiplying the net sales price of the combination by the fraction A/(A+B) in which "A" is the total of the gross selling prices of the licensed active ingredients when sold separately and "B" is the total of the gross selling prices of the unlicensed active ingredients.

              (ii) In the event that it is not possible to determine the gross selling price for each ingredient, Net Sales Price shall be calculated by multiplying the net sales price of the combination by the fraction C/(C+D), in which "C" is the total of the direct costs plus the direct overhead of the licensed active ingredients and "D" that of the unlicensed active ingredients. The direct costs plus the direct overhead of a component shall be determined in accordance with generally acceptable cost accounting principles.

              (iii) Notwithstanding the above, in no event shall the New Sales Price be adjusted to be less than forty percent (40%) of the net sales price of any combination product prior to adjustment pursuant to (i) and (ii) above, unless mutually agreed upon in writing.

c. Beginning with the date of first commercial use of Licensed Products or sales of Licensed Compounds in a Licensed Field, Licensee agrees to make quarterly written reports to University within 30 days after the first days of each January, April, July, and October during the life of this Agreement and as of such dates, stating in each such report the number, description, and aggregate net Selling Prices of Licensed Compounds or use of Licensed Products sold, used, or otherwise disposed of during the preceding three calendar months and upon which royalty is payable as provided in Article 3.2 or 4.2 hereof, as appropriate. The first such report shall include all such use of Licensed Products or sales of Licensed Compounds so sold, used, or otherwise disposed of prior to the date of such report. Until Licensee has achieved a first commercial use of Licensed Products or sales of Licensed Compounds a report shall be submitted by Licensee at the end of each January after the effective date of this Agreement and will include a full written report describing Licensee's technical and other efforts made towards such first commercial use of Licensed Products or sales of Licensed Compounds under development.

d. Concurrently with the making of each such report, Licensee shall pay to the University royalties at the rate specified in Article
              3.2 or 4.2, as appropriate, and any milestone payments as specified in Article 3.7 or 4.2, as appropriate, of this Agreement on each use of Licensed Products or sales of Licensed Compounds in each individual Licensed Field included therein.

                -------------------------------------------------------------------------
                 STAGE OF DEVELOPMENT                            MINIMUM PAYMENT DUE
                -------------------------------------------------------------------------
                 Upon filing the first IND for each Licensed             $15,000
                 Product in an individual Licensed Field
                -------------------------------------------------------------------------
                 Completion of a Phase II clinical trial for             $15,000
                 each Licensed Product in an individual
                 Licensed Field
                -------------------------------------------------------------------------
                 Upon filing an NDA (but not an ANDA) for each           $50,000
                 Licensed Product in an individual Licensed
                 Field
                -------------------------------------------------------------------------
                 Upon the first commercial sale for each                 $50,000
                 Licensed Product based on an approved NDA
                 (but not an ANDA) in an individual Licensed
                 Field
                -------------------------------------------------------------------------

a. Licensee will make milestone payments upon reaching the designated sages of development listed in the table below. Payment shall be the greater of the compensation due University pursuant to Article 4.2, or the amount listed in the table below.

b. In the event of default in payment of any payment owing to University under the terms of this Agreement, and if it becomes necessary for University to undertake legal action to collect said payment, Licensee shall pay all legal fees and costs incurred by University in connection therewith.

c. University may, by written notice to Licensee, terminate this agreement during any April subsequent to the year 2002, if Licensee has not performed good-faith development efforts towards commercializing the Invention, and met the first Performance Milestone as listed in Appendix B.

d. The Parties recognize that different Licensed Compounds may contain the same active ingredients. A milestone payment is due for a Licensed Compounds or Licensed Products in an individual Licensed Field only if it contains an active ingredient which is the subject of a separate independent claim in any patent application in the Patents. For example, substitution of halogens, chalcogens, or differing lengths of a hydrocarbon backbone shall not be considered differentiated products.

e. Nothing in this Agreement shall be construed to require the payment of more than one royalty with regard to the manufacture, use, or sale of an individual Licensed Compounds or Licensed Products in an individual Licensed Field.

IV.           SUBLICENSES

a. Sublicensee may not further sublicense any rights it obtains herein.

b. In the case of income derived by licensee from Sublinensee, Licensee shall pay University a share of such sublicensing income, whose share shall be in accordance with the following table:

                -------------------------------------------------------------------------------
                      STAGE OF DEVELOPMENT AT THE TIME            % OF SUBLICENSING INCOME TO
                              OF SUBLICENSING                              UNIVERSITY
                -------------------------------------------------------------------------------
                 IND not filed on Licensed Product in an                       50%
                 individual Licensed Field
                -------------------------------------------------------------------------------
                 IND filed on Licensed Product in an                           40%
                 individual Licensed Field, but Phase II
                 clinical trials are incomplete
                -------------------------------------------------------------------------------
                 Phase II clinical trials completed, but                       30%
                 before filing an NDA in an individual
                 Licensed Field
                -------------------------------------------------------------------------------
                 NDA filed in an individual Licensed Field                     25%
                -------------------------------------------------------------------------------

V.            BEST EFFORTS

a. Licensee shall use its best efforts to proceed diligently with the development, manufacture and sale of Licensed Compounds and use of Licensed Products either directly or through a Sublicensee and shall earnestly and diligently offer and continue to offer for sale such use of Licensed Products or sales of Licensed Compounds, both under reasonable conditions, during the period of this Agreement.

b. In particular, Licensee will use its best efforts to meet the performance milestones set forth in Appendix B, which is attached hereto. In the event that Licensee fails to meet these Performance Milestones for a Licensed Product or Licensed Compound, Licensee shall, following written notice from the University, have six months to designate a related Licensed Product or Licensed Compound for development. Development of this related Licensed Product or Licensed Compound will be subject to the original time constraints and performance Milestones of the original Licensed Product or Licensed Compound.

                  Example: A Licensed Product or Licensed Compound is being developed by Licensee who, according to Appendix B, is required to file an IND by January 1, 2002. IF the original Licensed Product or Licensed Compound is replaced during the development cycle by a related Licensed Product or Licensed Compound, that related compound must be the subject of an IND filed by January 1, 2002 to meet the Performance Milestone.

              If Licensee does not so designate, this Agreement shall terminate in accordance with Article VII herein only for that Licensed Compound or Licensed Product which is no longer being developed by Licensee.

c. After two years have elapsed from the effective date of this Agreement, University may notify Licensee, in writing, that it desires an IND to be filed for a Licensed Product or Licensed Compound which University has provided to Licensee for testing. Licensee will have six months from such notice to file an IND or have its license terminated as to the designated Licensed Product or Licensed Compound. University cannot designate more than three Licensed Products or Licensed Compounds for IND filing within a six month period. When the Licensed Products or Licensed Compounds are in the Licensed Field of "an additional virus or disease" or a new Licensed Field as defined under Article 1.9 herein, such notification may be no earlier than two years after the date of written selection of the new Licensed Field(s) by Licensee.

d. In the event that the Performance Milestones in Appendix B are not met in one or more countries or if Licensee does not proceed diligently with the development, manufacture, and sale of Licensed Compounds and Licensed Products, Licensee may extend any individual deadline for a period of six months upon payment of $20,000 to University. Up to two (2) extensions, each requiring payment, may be obtained for any individual milestone, however, only three (3) total extensions may be obtained under Appendix B in its entirety.

e. If Licensee exhausts all extensions as set forth in Article 5.4 above, and still cannot meet the obligations outlined in Appendix B, University may terminate this agreement pursuant to Article VII of this Agreement.

VI.           DISCLOSURE AND CONFIDENTIALITY

a. Information disclosed by one Party ("Disclosing Party") to the other Party ("Receiving Party") to be considered Confidential Information shall be clearly marked "CONFIDENTIAL" on the first page of such written disclosure.

b. Receiving Party agrees that all Confidential Information received under this Agreement shall be maintained in confidence for a period of five (5) years from the termination date of this Agreement, and further agrees not to use such Confidential Information for any purpose other than upholding the obligations of this Agreement without the prior written consent of Disclosing Party. Receiving Party shall use the same standard of care to protect the confidentiality of information received under this Agreement as it uses to protect its own Confidential Information, and shall limit disclosure of such information to those of its employees who have an actual need to know and who have a written obligation, or are subject to applicable University policies, to protect the confidentiality of such information which is substantially the same as the agreement contained herein.

c. Notwithstanding Article 6.2, the obligations of the Receiving Party regarding confidentiality and use of Confidential Information disclosed hereunder shall not include:

                       XXVIII. information which, at the time of disclosure, was
                               published, known publicly, or otherwise in the public domain;

                       XXIX. information which, after disclosure, is published, becomes known publicly, or otherwise becomes part of the public domain through no fault of the Receiving Party of Affiliates;

                       XXX. information which the Receiving Party can establish was in its possession prior to the time of disclosure;

                       XXXI. information which, after disclosure, is made available to Receiving Party in good faith by a third party under no obligation in confidentiality to university; or;

                       XXXII. information which either party is required by law to disclose.

VII.          CANCELLATION OR TERMINATION BY UNIVERSITY

a. It is expressly agreed that, notwithstanding the provisions of any other Article of this contract, if Licensee should fail to deliver to University ay payment, royalty, or equity at the time or times that the same should be due to University or if Licensee should in any material respect violate of fail to keep or perform any covenant, condition, or undertaking of this Agreement on its part to be kept or performed hereunder, then the University, by written notice to Licensee, shall have the right to cancel and terminate the license granted to Licensee under Article II herein. Licensee shall have the opportunity to cure any such breach described in University's written notice with 30 days of receipt. Licensee's right to cure a breach will apply only to the first two breaches properly noticed under terms of this Agreement, regardless of the nature of those breaches. Any subsequent breach by Licensee will entitle University to terminate this Agreement upon proper notice at University's sole discretion.

b. Alternatively, should Licensee be in breach or default as set forth above, and should University be in a position where it could rightfully terminate this Agreement, then in its sole discretion, University may convert this exclusive license to a non-exclusive license upon giving notice of such decision to Licensee.

c. If Licensee should be adjudged bankrupt or enter into a composition with or assignment to its creditors, then in such event University shall have the right to cancel and terminate this Agreement, and the license herein provided for, by written notice to Licensee.

d. Any termination or cancellation under any provision of this Agreement shall not relieve Licensee of its obligation to pay any royalty or other fees (including attorney's fees pursuant to Article 3.1 hereof) due or owing at the time of such cancellation or termination.

VIII.         DISPOSITION OF LICENSED PRODUCTS ON HAND UPON CANCELLATION OR
              TERMINATION

              Upon cancellation of this Agreement or upon termination in whole or in part, Licensee shall provide University with a written inventory of all University Technology and Licensed Products in process of manufacture, in use or in stock. Except with respect to termination pursuant to Article 5.1, Licensee shall have the privilege of disposing of the inventory of such Licensed Products within a period of one hundred and eighty (180) days of such termination upon conditions most favorable to University that Licensee can reasonable obtain. Licensee will also have the right to complete performance of all contracts requiring use of the University Technology, Patents (except in the case of termination pursuant to Article 5.1) or Licensed Products within and beyond said 180-day period provided that the remaining term of any such contract does not exceed one year. All Licensed Products which are not disposed of as provided above shall be delivered to University or otherwise disposed of, in University's sole discretion, and at Licensee's sole expense.

VIII.         USE OF UNIVERSITY'S NAME

              The use of the name of University, or any contraction thereof, in any manner in connection with the exercise of this license is expressly prohibited except with prior written consent of University.

IX.           UNIVERSITY USE

              It is expressly agreed that, notwithstanding any provisions herein, University is free to use University Technology, Patents, Licensed Compounds and Licensed Products for its own research, public service, clinical, teaching and educational purposes without payment of royalties. Furthermore, University shall be free to publish University Technology, as it sees fit.

X.            PATENTS AND INFRINGEMENTS

a. Patent Counsel may be changed by University or Licensee at any time at the sole discretion of either Party. If a party suggests changing Patent Counsel, the other Party shall have thirty (30) days to accept or reject this change. In the event that a party disagrees with a decision by the other party to change Patent Counsel, the Parties agree to search for new, mutually acceptable counsel.

b. Licensee shall bear the cost of filing, prosecuting, and maintaining all United States and foreign patent applications and issued patents included within the Patents, and any interferences related to the Patents. Such filings and prosecution shall be by mutually agreed upon counsel. Where they are based on joint inventions, the filings shall be in the name of the University and Licensee. In the case of joint ownership, Licensee shall obtain a letter from Patent Counsel stating the University is the assignee of its share in such Patents, and such letter will state that both University and Licensee have equal ownership rights in the Patents. Patent Counsel will keep University and Licensee advised of the prosecution of such applications by forwarding copies of all official correspondence, (including, but not limited to, Applications, Office Actions, responses, etc.) relating thereto. University shall have the right to have all draft applications and responses to Office Actions reviewed by patent counsel of the University's choosing any may make reasonable requests and suggestions as to the conduct of such prosecution.

c. As regards filing of foreign patent applications corresponding to the US applications described in Article 11.2 above, Licensee shall designate that country or those countries, if any, in which Licensee shall pay all costs and legal fees associated with the preparation, filing, and maintenance of such designated foreign patent applications and, where they are based on joint inventions, such applications shall be in the name of both the University and Licensee. University may elect to file corresponding patent applications in countries other than those designated by Licensee, but in that event University shall be responsible for all costs associated with such non-designated filings. In such event, Licensee shall forfeit its rights under this license, and assign all rights in joint inventions to the University, in the country(ies) (hereinafter "Alternate Country") where University exercises its option to file such corresponding patent applications.

              Royalty income University receives from use of Licensed Products or sales of Licensed Compounds in Alternate Countries shall be shared with Licensee in accordance with the table in Article 4.2 herein. Licensee may regain its rights in Alternate Countries by reimbursing University for all costs and legal fees associated with patent prosecution in said countries. In addition, Licensee must pay University compensation as described below, to regain its rights in any Alternate Country provided University has not exclusively licensed its rights in these countries to a third party.

            --------------------------------------------------------------------
                                COUNTRY                           COMPENSATION
            --------------------------------------------------------------------
              United States                                         $50,000
            --------------------------------------------------------------------
              EPO member countries, Canada, Japan                   $20,000
            --------------------------------------------------------------------
              Any other country                                     $10,000
            --------------------------------------------------------------------

a. University will provide Licensee, in a timely manner, all information in its possession or control which might effect the Inventions, University Technology, or Patents. University will promptly provide Patent Counsel with a copy of any legal opinion it receives or has received regarding the patentability of any Invention, University Technology, or Patents, and agrees to cooperate with Licensee and patent Counsel to whatever extent is reasonable and necessary to obtain patent protection of any rights, including agreeing to execute any and all documents to provide licensee the benefits of the licenses granted herein.

b. If the production, sale or use of Licensed Products under this Agreement by Licensee results in any claim for patent infringement against Licensee, Licensee shall promptly notify the University thereof in writing, setting forth the facts of such claim in reasonable detail. As between the parties to this Agreement, Licensee shall have the first and primary right and responsibility at its own expense to defend and control the defense of any such claim against Licensee, by counsel of its own choice. It is understood that any settlement of such actions must be approved by University. Such approval shall not be unreasonably withheld. University agrees to cooperate with Licensee in any reasonable manner deemed by Licensee to be necessary in defending any such action. Licensee shall reimburse University for any out of pocket expenses incurred in providing such assistance.

c. In the event that any Patents licensed to Licensee are infringed by a third party, Licensee shall have the primary right, but not the obligation, to institute, prosecute and control any action or proceeding with respect to such infringement, by counsel of its choice, including any declaratory judgment action arising from such infringement. Proceeds from any settlement, after deduction for Licensee's or University's legal fees actually incurred, shall be treated as sales of Licensed Compounds.

d. Notwithstanding the foregoing, and in University's sold discretion, University shall be entitled to participate through counsel of its own choosing in any legal action involving the Invention. Nothing in the foregoing sections shall be construed in any way which would limit the authority of the Attorney General of North Carolina.

XII.          WAIVER

e.            The University represents, and covenants, as follows:

                       i. It has the full right, power, and authority to enter into this Agreement and to perform all of its obligations hereunder.

                       ii. The execution and delivery of this Agreement and the consummation of the transaction contemplated by this Agreement do not violate, conflict with, or constitute a default under the University's Charter or the terms and provisions of any material or other instrument to which the University is a party or by which it is bound, or any material order, award, judgment or decree to which the University is a party or by which it is bound, or any state or federal law governing University activities.

                       iii. Upon execution and delivery, this Agreement will constitute the legal, valid and binding obligation of the University enforceable against the University in accordance with its terms.

                       iv. To the best of the knowledge and belief of the University and Dr. Kuo-Hsiung Lee, no employee o the University who has performed any work in connection with the University Technology, Patents, Licensed Compounds, and Licensed Products is in violation of any term of any employment or consulting contract or agreement, non-disclosure or confidentiality agreement, non-competitive agreement, or any other common law obligation to a former or preformed hereunder.

                       v. Subject to the rights held by the U.S. Government under Public Law 96-517, as amended, and the implementing regulations, and to such rights as may be held by Licensee, the University is the owner of all rights to the University Technology, and its share of the title and interest in Patents, Licensed Compounds, and Licensed Products. Also subject to the aforementioned rights of the U.S. Government, the University has the sole and complete authority to issue and grant to Licensee the exclusive license granted hereunder, free and clear of any claims, liens, encumbrances or charges of any third party.

                       vi. The University has no knowledge of any potential infringement action or claim relating to the University Technology, Patents, Licensed Compounds and Licensed Products and has no knowledge of any infringement, or breach of any agreement or of any facts that might reasonably lead to any claim of infringement or breach of any agreement relating to any patent, patent right, patentable invention, patent application, trade secret or other proprietary right of any third party relating to the University's use or ownership of the University Technology, Patents, Licensed Compounds, and Licensed Products or Licensee's license to the University Technology, Patents, Licensed Compounds, and Licensed Products. However, University has done no searching regarding possible pr potential infringement actions or claims.

                       vii. The University has taken all steps within its power which under Public Law96-517, as amended, were necessary as of the date of execution of this Agreement, for the University to retain title to the fullest extent permitted by law in any of University Technology, Patents, Licensed Compounds and Licensed Products.

f. To the extent that rights granted by the University to Licensee under this Agreement, are subject to the requirements of Public Law 96-517, as amended, and its implementing regulations, the University agrees that it will take all steps within its power to retain title, to the fullest extent permitted by law, to the University Technology, Patents, Licensed Compounds, and Licensed Products in the United States and in any foreign country designated by licensee for the duration of this license.

g. The University and its Inventor(s) will promptly disclose to the designated Patent Counsel of Licensee all information which is or could be material to the patentability, enforceability or validity of any application of patent included in University Technology, Patents, Licensed Compounds, and Licensed Products.

h. In the event that the University discovers that an interesting an Invention is not held by either the University or by Licensee (or its employees), it shall promptly notify the Licensee. The University may, at its option, acquire such interest at its own expense, or invite the Licensee to acquire said interest. In the latter case, the cost to the Licensee of acquiring said interest may be applied as a credit.

i. It is agreed that no waiver by either Party hereto of any breach or default of any of the covenants or agreements herein set forth shall be deemed a waiver as to any subsequent and/or similar breach or default.

XIII.         LICENSE RESTRICTIONS

              It is agreed that the rights and privileges granted to Licensee are each and all expressly conditioned upon the faithful performance on the part of the Licensee of every requirement herein contained, and that each of such conditions and requirements may be and the same are specific license restrictions.

XIV.          ASSIGNMENTS

              This Agreement is binding upon and shall inure to the benefit of the University, its successors and assigns. This Agreement may be assigned by the Licensee to a company formed by the Licensee in part for the purpose of developing products within the Licensed Field(s) of this Agreement (hereinafter, "New Company" and in which the licensee has at least 40% ownership at the time of assignment or another percent ownership interest agreed upon in writing by the Parties. However, this Agreement shall not be assignable by Licensee to any entity other than the new Company without the written consent of University, which consent shall not be withheld unreasonably.

XV.           INDEMNITY

              Licensee agrees to indemnify, hold harmless and defend University, its officers, employees, and agents, against any and all claims, suits, losses, damage, costs, fees, and expenses asserted by third parties, both government and private, resulting from or arising out of the exercise of this license.

XVI.          INSURANCE

              Licensee is required to maintain in force at its sole cost and expense, with reputable insurance companies, general liability insurance and products liability insurance coverage in an amount reasonably sufficient to protect against liability under Article XV, above. The University shall have the right to ascertain from time to time that such coverage exists, such right to be exercised in a reasonable manner.

XVII.         INDEPENDENT CONTRACTOR STATUS

              Neither Party hereto is an agent of the other for any purpose.

XVIII.        LATE PAYMENTS

              In the event that any payment due hereunder is not made when due, the payment shall accrue interest beginning on the tenth day following the due date thereof, calculated at the annual rate of the sum of (a) five percent (5%) plus (b) the prime interest rate quoted by The Wall Street Journal [Midwest Edition] on the date said payment was due. The interest shall be compounded on the last day of each calendar quarter provided, however, that in no event shall said annual interest rate exceed the maximum legal interest rate for corporations. Each such royalty payment, when paid, shall be accompanied by all accrued interest.

XIX.          WARRANTIES

              University makes no warranties that any patent will issue on University Technology or Inventions. University Further makes no warranties, express or implied as to any matter whatsoever, including, without limitation, the condition of any Inventions, Patents, Licensed Compounds or Licensed Products that are the subject of this Agreement; or the merchantability or fitness for a particular purpose of any such Inventions, Licensed Compounds or Licensed Products. University shall not be liable for any direct, consequential, or other damages suffered by Licensee or any others resulting from the use of the Inventions, Licensed Compounds, Licensed Products, or Patents.

XX.           ACCOUNTING AND RECORDS

j. Licensee will keep complete, true and accurate books of account and records for the purpose of showing the derivation of amounts payable to University under this Agreement. Such books and records will be kept at Licensee's principal place of business for at least three (3) years following the end of the calendar quarter to which they pertain, and will be open at all reasonable times for inspection by a representative of University for the purpose of verifying Licensee's royalty statements, or Licensee's compliance in other respects with this Agreement. The representative will be obliged to treat as confidential all relevant matters.

k. Such inspections shall be at the expense of University, unless a variation or error resulting from an underpayment to University and exceeding US $1,000, or the equivalent, is discovered in the course of any such inspection, whereupon all costs relating thereto would be paid by Licensee.

l. Licensee will promptly pay to University the full amount of any underpayment, along with interest calculated at the annual rate of the sum of (a) five percent (5%) plus (b) the prime interest rate quoted by The Wall State Journal [Midwest Edition] on the date said payment was due. The interest shall be compounded on the last day of each calendar quarter provided, however, that in no event shall said annual interest rate exceed the maximum legal interest rate for corporations.

XXI.          COMPLIANCE WITH LAWS

              In exercising its rights under this license, Licensee shall fully comply with the requirements of any and all applicable laws, regulations, rules and orders of any governmental body having jurisdiction over the exercise of rights under this license. Licensee further agrees to indemnify and hold University harmless from and against any costs, expenses, attorney's fees, citation, fine, penalty and liability of every kind and nature which might be imposed by reason of any asserted or established violation of any such laws, order, rules and/or regulations.

XXII.         US MANUFACTURE

              It is agreed that any Licensed Products sold in the United Sates shall be substantially manufactured in the United States.

XXIII.        NOTICES

              Any notice required or permitted to be given to the parties hereto shall be deemed to have been properly given if delivered in person or mailed by first class certified mail to the other Party at the appropriate address as set forth below or to such other addresses as may be designated in writing by the parties from time to time during the term of this Agreement.

              -----------------------------------------------------------------------------------
                                   UNIVERSITY                                LICENSEE
              -----------------------------------------------------------------------------------
               Francis J. Meyer, Ph.D                                Richard T. Schumacher
              -----------------------------------------------------------------------------------
               Associate Vice Provost                                President and CEO
              -----------------------------------------------------------------------------------
               Office of Technology Development                      Boston Biomedica, Inc.
              -----------------------------------------------------------------------------------
               The University of North Carolina at Chapel Hill       375 West Street
              -----------------------------------------------------------------------------------
               CB #4105, 308 Bynum Hall                              West Bridgewater, MA  02379
              -----------------------------------------------------------------------------------
               Chapel Hill, NC  27599-4105
              -----------------------------------------------------------------------------------

XXIV.         SEVERABILITY

              In the event that a court of competent jurisdiction holds any provision of this Agreement to be invalid, such holding shall have
              o effect on the remaining provisions of this Agreement, and they shall continue in full force and effect.

XXVII.        SURVIVAL OF TERMS

              The provisions of Articles 6,7,8,9,13,14,17,18,19,21,22, and 23 shall survive the expiration or termination of this Agreement.

     IN WITNESS WHEREOF, both University and Licensee have executed this Agreement, in duplicate originals, by their respective officers hereunto duly authorized, the day and year of last signature below. Inventor has likewise indicated his acceptance of the terms hereof by signing below.

     THE UNIVERSITY OF NORTH CAROLINA           BOSTON BIOMEDICA, INC.
     AT CHAPEL HILL


     --------------------------------           --------------------------------
     Francis J. Meyer, Ph.D.                    Richard T. Schumacher
     Associate Vice Provost                     President and CEO
     Technology Development


     Date:  _________________________           Date:  _________________________


     INVENTOR


     --------------------------------
     Dr. Kuo-Hsiung Lee


     Date:  _________________________

                                   Appendix A

                    Inventions, Inventors, and Patent Rights
                    ----------------------------------------

            Status of Patent Portfolio for BBI/K.H. Lee Collaboration
                                   April 1999

    ------------------------------------------------------------------------------------------------------------------------------
      SKG7F Ref.      Serial No./      Filing      Continuation       Named Inventors             Subject Matter / Status
       UNC Ref.       Patent No.        Date/          Date            [affiliation]
                                     Issue Date
    ------------------------------------------------------------------------------------------------------------------------------
    1589.0030000    Appl. No.        10/29/93                     Lee, Kuo-Hsiung [UNC]    SUKSDORFIN ANALOGS,
    ORS 93-16       08-142,992                                    Cosentino, Mark [BBI]    COMPOSITIONS THEREOF AND METHODS FOR
                                                                  Manak, Mark [BBI         MAKING AND USING THEREOF INCLUDING
                                                                  Snider, Jim [BBI]        TREATMENT OF RETRO VIRAL RELATED
                                                                  Li, Huang [UNC]          PATHOLOGIES
                                                                  Thomas, Lee [UNC]
                                                                  Kashiwada, Yoshiki       *  Abandoned in favor of 1589.0030001
                                                                  [UNC]
    ------------------------------------------------------------------------------------------------------------------------------
    1589.0030001    Appl. No.        4/24/94      CIP of          Same as the .0030000     SUKSDORGIN ANALOGS, COMPOSITIONS
    ORS 93-16       08/235,852                    08/142,992                               THEREOF AND METHODS FOR MAKING AND
                                                                                           USING THEREOF INCLUDING TREATMENT OF
                                                                                           RETRO VIRAL RELATED PATHOLOGIES

                                                                                           *  Abandoned (claims prosecuted in
                                                                                           1589.0030003)
                                                                                           *  Stat. Bar 11/21/95 missed.
                                                                                           (Response to Restriction Requirement)
    ------------------------------------------------------------------------------------------------------------------------------
    1589-003PC01    Appl. No.        11/1/94      Related to      Same as the .0030000     KHELLACTONE DERIVATIVES AND RELATED
    ORS 93-16       PCT/US94/12630                08/235,852                               COMPOUNDS, PROCESS FOR THEIR
                    WO 95/29920                                                            PREPARATION AND THEIR USE AS
                                                                                           ANTIVIRAL AND IMMUNOSTIMULATING AGENTS

                                                                                           *  Abandoned, did enter national Phase
    ------------------------------------------------------------------------------------------------------------------------------

                                   Appendix A

                    Inventions, Inventors, and Patent Rights
                    ----------------------------------------

            Status of Patent Portfolio for BBI/K.H. Lee Collaboration
                                   April 1999

    ------------------------------------------------------------------------------------------------------------------------------
      SKG7F Ref.      Serial No./   Filing Date/  Continuation       Named Inventors             Subject Matter / Status
       UNC Ref.       Patent No.     Issue Date       Date            [affiliation]
    ------------------------------------------------------------------------------------------------------------------------------
    1589.0030002    Appl. No.        02/21/95     CIP of          Lee, Kuo-Hsiung          SUKSDORFIN ANALOGS,
    ORS 93-16       08/392,558                    08/235,852;     Cosentino, Mark          COMPOSITIONS THEREOF AND METHODS FOR
                    Patent No.       06/10/97     which is a CIP  Snider, Jim              MAKING AND USING THEREOF
                    5,637,589                     of 08/142,992   Li, Huang
                                                                  Thomas, Lee              * Claims to lactam derivatives,
                                                                                           Kashiwada, Yoshiki Formula III,
                                                                                           where X is NH.
                                                                                           * Maintenance Fees Due:
                                                                                             1st - 12/10/00
                                                                                             2nd - 12/10/04
                                                                                             3rd - 12/10/08
    ------------------------------------------------------------------------------------------------------------------------------
    1589-0030003    Appl. No.        06/05/95     CON of          Xie, Lan [UNC]           SUKSDORGIN ANALOGS, COMPOSITIONS
    ORS 93-16       08/462,280       03/10/98     08/392,558;     Snider, Jim              THEREOF AND METHODS FOR MAKING AND
                    Patent No.                    which is a      Li, Huang                USING THEREOF
                    5,726,204.                    CIP of          Thomas, Lee
                                                  08/235,852;     Kashiwada, Yoshiki       * Claims to lactone derivatives,
                                                  which is a      Lee, Kuo-Hsiung          Formula I and Formula III, where X is
                                                  CIP of          Cosentino, Mark          NH.
                                                  08/142,992                               * Maintenance Fees Due:
                                                                                             1st -  09/10/01
                                                                                             2nd - 09/10/05
                                                                                             3rd - 09/10/09
    ------------------------------------------------------------------------------------------------------------------------------

                                   Appendix A

                    Inventions, Inventors, and Patent Rights
                    ----------------------------------------

            Status of Patent Portfolio for BBI/K.H. Lee Collaboration
                                   April 1999

    ------------------------------------------------------------------------------------------------------------------------------
      SKG7F Ref.      Serial No./   Filing Date/  Continuation       Named Inventors             Subject Matter / Status
       UNC Ref.       Patent No.     Issue Date       Date            [affiliation]
    ------------------------------------------------------------------------------------------------------------------------------
    1589.0030004    Appl. No.        02/21/96     CON of          Lee, Kuo-Hsiung          SUKSDORFIN ANALOGS,
    ORS 93-16       08/604,305                    08/462,280      Cosentino, Mark          COMPOSITIONS THEREOF AND METHODS FOR
                                     12/08/98     which is CON    Xie, Lan                 MAKING AND USING THEREOF
                                                  of 08/392,558   Manak, Mark
                                                                                           * Claims to asymmetric synthesis of
                                                                                           suksdorfin analogs.
                                                                                           * Maintenance Fees Due:
                                                                                             1st - 12/10/01
                                                                                             2nd - 12/08/05
                                                                                             3rd - 12/08/09
    ------------------------------------------------------------------------------------------------------------------------------
    1589.0030005    Appl. No.        12/08/98     CON of          Lee, Kuo-Hsiung          SUKSDORGIN ANALOGS, COMPOSITIONS
    ORS 93-16       09/207,500                    08/604,305,     Cosentino, Mark          THEREOF AND METHODS FOR MAKING AND
                                                  which is CON    Xie, Lan                 USING THEREOF
                                                  of 08/462,280,  Manak, Mark
                                                  which is CON    Snider, Jim              *  Declaration Filed 02/28/99
                                                  of 08/392,558   Li, Huang                *  Notice to File Missing Parts filed
                                                                  Thomas, Lee              02/28/99
                                                                  Kashiwada, Yoshiki       *  Information Disclosure Statement
                                                                                           03/08/99
                                                                                           *   Stat bar 7/30/99
    ------------------------------------------------------------------------------------------------------------------------------

                                   Appendix A

                    Inventions, Inventors, and Patent Rights

            Status of Patent Portfolio for BBI/K.H. Lee Collaboration
                                   April 1999

    ------------------------------------------------------------------------------------------------------------------------------
      SKG7F Ref.      Serial No./   Filing Date/  Continuation       Named Inventors             Subject Matter / Status
       UNC Ref.       Patent No.     Issue Date       Date            [affiliation]
    ------------------------------------------------------------------------------------------------------------------------------
    1589.003PC04    Appl. No.        02/21/96     Claims benefit   Same as the .0030005    SUKSDORFIN ANALOGS, COMPOSITIONS
    OTD 93-16       PCT/US96/02441                of Appl. No.                             THEREOF, AND METHODS FOR MAKING AND
                                                  08/392,558                               USING THEREOF

                                                                                           * National Phase entered in Canada
                                                                                           and Europe
                                                                                           * Petition for examination due
                                                                                           02/21/03
    ------------------------------------------------------------------------------------------------------------------------------
    1589-003CA04    Appl. No.        02/21/96     National Phase                           SUKSDORFIN ANALOGS, COMPOSITIONS
    ORS 93-16       2,213,519                     of                                       THEREOF, AND METHODS FOR MAKING AND
                                                  PCT/US96/2441                            USING THEROF

                                                                                           * national application filed 08/21/97
                                                                                           * petition for examination due 2/21/03
    ------------------------------------------------------------------------------------------------------------------------------
    1589.003EP04    Appl. No.        02/21/96     National Phase                           SUKSDORFIN ANALOGS, COMPOSITIONS
    ORS 93-16       96906599.4                    of                                       THEREOF, AND METHODS FOR MAKING AND
                                                  PCT/US96/02441                           USING THEREOF

                                                                                           * National application filed and
                                                                                           examination requested 09/19/97
    ------------------------------------------------------------------------------------------------------------------------------

                                   Appendix A

                    Inventions, Inventors, and Patent Rights
                    ----------------------------------------

            Status of Patent Portfolio for BBI/K.H. Lee Collaboration
                                   April 1999

    ------------------------------------------------------------------------------------------------------------------------------
      SKG7F Ref.      Serial No./   Filing Date/  Continuation       Named Inventors             Subject Matter / Status
       UNC Ref.       Patent No.     Issue Date       Date            [affiliation]
    ------------------------------------------------------------------------------------------------------------------------------
    1589.0040000    Appl. No.        06/05/95                      Cosentino, Louis        BETULINIC ACID AND DIHYDROBETULINIC
    ORS 95-25       08/463,071       10/21/97                      Lee,Kuo-Hsiung          ACID DERIVATIVES AND USES THEREFOR
                    Patent No.                                     Manak, Mark
                    5,679,828                                      Kashiwada, Yoshiki      * Maintenance Fees Due:
                                                                   Fumio, Hashimoto          1st - 04/21/01
                                                                   [UNC]                     2nd - 04/21/05
                                                                                             3rd - 04/21/09

    ------------------------------------------------------------------------------------------------------------------------------
    1589.004PC00    Appl. No.        06/05/96     Priority to      Same as the .0040000    BETULINIC ACID AND DIHYDROBETULINIC
    ORS 95-25       PCT/US96/09485                U.S.                                     ACID DERIVATIVES AND USES THEREFOR
                                                  08/463,071
                                                                                           * national Phase entered in Canada
                                                                                           and EPO
    ------------------------------------------------------------------------------------------------------------------------------
    1589.004CA00    Appl. No.        06/05/96     National Phase   Same as the .0040000    BETULINIC ACID AND DIHYDROBETULINIC
    ORS 95-25       2,223,513                     of                                       ACID DERIVATIVES AND USES THEREFOR
                                                  PCT/US96/09485
                                                                                           * National application filed 11/20/97
                                                                                           * Petition for examination due 06/05/03
    ------------------------------------------------------------------------------------------------------------------------------

                                   Appendix A

                    Inventions, Inventors, and Patent Rights
                    ----------------------------------------

            Status of Patent Portfolio for BBI/K.H. Lee Collaboration
                                   April 1999

    ------------------------------------------------------------------------------------------------------------------------------
      SKG7F Ref.      Serial No./   Filing Date/  Continuation       Named Inventors             Subject Matter / Status
       UNC Ref.       Patent No.     Issue Date       Date            [affiliation]
    ------------------------------------------------------------------------------------------------------------------------------
    1589-004EP00    Appl. No.        06/05/96     National Phase   Same as the .0040000    BETULINIC ACID AND DIHYDROBETULINIC
    OTD 95-25       96922408.8                    of                                       ACID DERIVATIVES AND USES THEREFOR
                                                  PCT/US96/09485
                                                                                           * national application filed and
                                                                                           examination requested - 12/08/97
                                                                                           * Not filing in Hong Kong - 02/12/99
    ------------------------------------------------------------------------------------------------------------------------------
    1589-0050000    Appl. No.        06/0795      Claims           Manak, Mark             BROMINATED HEXAHYDROXYBIPHENYL
    ORS 92-34       08/477,939       03/18/97     Priority to      Kashiwada, Yoshiki      DERIVATIVES
                    Patent No.                    U.S. 08/477,939  Cosentino. Louis
                    5,612,341                                      Lee, Kuo-Hsiung         * Maintenance Fees Due:
                                                                   Xie, Lan                  1st - 09/18/00
                                                                   Yung-Chi, Cheng [UNC]     2nd - 09/18/04
                                                                   Xie, Jing-Xi [UNC]        3rd - 09/18/08
                                                                   Kilkulskie, Robert
                                                                   [UNC]
    ------------------------------------------------------------------------------------------------------------------------------
    1589-005PC01    Appl. No.        06/07/96     National Phase   Same as the .0050000    BROMINATED DEXAHYDROXYBIPHENYL
                    PCT/US96/10080                of                                       DERIVATIVES
                                                  PCT/US96/10080
                                                                                           * National Phase entered in Canada
                                                                                           and Europe
    ------------------------------------------------------------------------------------------------------------------------------
    1589.05CA01     Appl. No.        06/07/96     National Phase   Same as the .0050000    BROMINATED HEXAHYDROXYBIPHENYL
                    2,223,898                     of                                       DERIVATIVES
                                                  PCT/US96/10080
                                                                                           * National application filed 11/21/97
                                                                                           * petition for examination due 6/7/03
    ------------------------------------------------------------------------------------------------------------------------------

                                   Appendix A

                    Inventions, Inventors, and Patent Rights
                    ----------------------------------------

            Status of Patent Portfolio for BBI/K.H. Lee Collaboration
                                   April 1999

    ------------------------------------------------------------------------------------------------------------------------------
      SKG7F Ref.      Serial No./   Filing Date/  Continuation       Named Inventors             Subject Matter / Status
       UNC Ref.       Patent No.     Issue Date       Date            [affiliation]
    ------------------------------------------------------------------------------------------------------------------------------
    1589.005EP00    Appl. No.        06/07/96                     Same as the .0050000     BROMINATED HEXAHYDROXYBIPHENYL
                    96921528.4                                                             DERIVATIVES

                                                                                           * national application filed and
                                                                                           examination requested - 12/05/97

    ------------------------------------------------------------------------------------------------------------------------------
    1589.0110000    Appl. No.        03/02/98     Provisional     Cosentino, Louis         ACYLATED BETULIN AND DIHYDROBETULIN
    OTD 99-95       60/076,449                    Application     Lee, Kuo-Hsiung          DERIVATIVES, PREPARATION THEREOF AND
                                                                  Sun, I-Chen [UNC]        USE THEREOF
                                                                  Wang, Hui-Kang [UNC]
                                                                                           * filed non-provisional and foreign
                                                                                           (PCT) on 03/02/99
    ------------------------------------------------------------------------------------------------------------------------------
    1589.0110001    TBA              03/02/99     Claims          Same as the .0110000     ACYLATED BETULIN AND DIHYDROBETULIN
                                                  Priority to                              DERIVATIVES, PREPARATION THEREOF AND
                                                  Appl. No.                                USE THEREOF
                                                  60/076,449
    ------------------------------------------------------------------------------------------------------------------------------
    1589.011PC01    TBA              03/02/99     Claims          Same as the .0110000     ACYLATED BETULIN AND DIHYDROBETULIN
                                                  Priority to                              DERIVATIVES, PREPARATION THEREOF AND
                                                  Appl. No.                                USE THEREOF
                                                  60/076,449
    ------------------------------------------------------------------------------------------------------------------------------

                                   Appendix B


                PERFORMANCE MILESTONES FOR EACH LICENSED COMOUNDS
                -------------------------------------------------
                 BEING DEVELOPED IN AN INDIVIDUAL LICENSED FIELD
                 -----------------------------------------------


            -----------------------------------------------------------------------
            MILESTONE                               TIMEFRAME
            -----------------------------------------------------------------------
            IND                                     Filed Two years
                                                    after the
                                                    Effective Date of
                                                    this Agreement, or
                                                    designation by
                                                    Licensee in
                                                    accordance with
                                                    Article 1.9 herein
            -----------------------------------------------------------------------
            NDA filed                               Seven years after filing an IND
            -----------------------------------------------------------------------
            NDA approval                            Two years after filing an NDA
            -----------------------------------------------------------------------
            First sale of Licensed Product          One year after NDA approval
            -----------------------------------------------------------------------